UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 4, 2006

JUMP’N JAX, INC.
(Exact name of registrant as specified in its charter)

UTAH	000-51140	87-0649332
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3270 South 1100 West, South Salt Lake, Utah 84119
(Address of principal executive offices)

Registrant's telephone number, including area code: (801) 209-0545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

The information in Items 7.01 and 9.01 of this report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 7 -	Regulation FD

Item 7.01	Regulation FD Disclosure

On October 4, 2006, Jump’n Jax, Inc. issued a press release announcing a four shares for one share forward stock split, effective today, the change of its corporate name to CuraTech Industries, Inc., the change of its corporate domicile to Nevada and the revised closing date of its pending acquisition of MedaCure International, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 -	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated October 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUMP’N JAX, INC.

Date: October 4, 2006	By:	/S/ Steven D. Moulton
Steven D. Moulton
Secretary and Director